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                                                                   EXHIBIT 24.1

                              POWER OF ATTORNEY

         The undersigned, a Director and/or Officer of Western Wireless Corporation, a Washington corporation (the "Company"), does hereby constitute and appoint Alan R. Bender and John W. Stanton his or her true and lawful attorney and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the registration of 500,000 shares of the Company's Class A Common Stock, no par value, which may be issued pursuant to the Company's 1997 Executive Restricted Stock Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


/s/ JOHN L. BUNCE, JR.                    Date:   May 21, 1997
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John L. Bunce, Jr.



/s/ MITCHELL R. COHEN                     Date:   May 21, 1997
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Mitchell R. Cohen


/s/ DANIEL J. EVANS                       Date:   May 21, 1997
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Daniel J. Evans


/s/ JONATHAN M. NELSON                    Date:   May 21, 1997
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Jonathan M. Nelson


/s/ TERENCE O'TOOLE                       Date:   May 21, 1997
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Terence O'Toole


/s/ DONALD GUTHRIE                        Date:   May 21, 1997
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Donald Guthrie


/s/ NASTASHIA S. PRESS                    Date:   May 21, 1997
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Nastashia S. Press